                                 EXHIBIT 10.4

                    EXECUTIVE OFFICER EMPLOYMENT CONTRACTS

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into
                                      ---------
effective as of the 1st day of March, 1998, by and between PNB FINANCIAL GROUP, a California corporation ("PNBFG"), and ALLEN C. BARBIERI, an individual
                           -----
("Barbieri").
----------

                                R E C I T A L S
                                - - - - - - - -

     A. PNBFG desires to employ Barbieri and Barbieri desires to be employed by PNBFG.

     B. Barbieri and PNBFG desire to enter into an employment agreement to set forth the terms of Barbieri's employment by PNBFG.

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants, conditions, and agreements hereinafter set forth, the parties hereto agree as follows:

                               A G R E E M E N T
                               - - - - - - - - -

     1.  Employment.  PNBFG hires and employs Barbieri, and Barbieri agrees to
         ----------
serve PNBFG, under and subject to all of the terms, conditions, and provisions of this Agreement, as President and Chief Executive Officer of PNBFG, as President and Chief Executive Officer of PNBFG's wholly-owned subsidiary PACIFIC NATIONAL BANK, a national banking association (the

"Bank"), and in such other executive capacity or capacities as the Board of
 ----
Directors of PNBFG may from time to time designate. Barbieri's duties shall be subject to such policies and directions as may be established or given by the Boards of Directors of PNBFG or the Bank from time to time.

     2.  Term of Employment.  The term of employment of Barbieri shall commence
         ------------------
on March 1, 1998 and shall continue for a period of one (1) year thereafter (the "Initial Term") unless sooner terminated as provided herein. The Initial Term
 ------------
shall be extended for an additional term of one year following the Initial Term ("Successive Term") and thereafter for additional Successive Terms of one year
  ---------------
following each Successive Term, unless prior to the end of, in the first instance, the Initial Term, and thereafter, each Successive Term, either party gives written notice to the other party of its intention not to renew. Such notice must be given in writing no later than ninety (90) days prior to the beginning of the subsequent Successive Term.

     3.  Compensation.  For all services rendered by Barbieri under this
         ------------
Agreement, Barbieri shall be paid as compensation an annual salary of $50,000

("Base Salary") to be paid in equal semi-monthly installments.  Except as
-------------
specifically provided in this Agreement, Barbieri shall not be entitled to additional compensation of any kind, except as may be agreed to from time to time after the date hereof by the Board of Directors of PNBFG or the Bank. It is contemplated that, at the sole discretion of PNBFG, Barbieri may be granted certain options by PNBFG. Such grant, if any is made, will be evidenced by a separate agreement.

     4.  Executive Benefits.  Barbieri shall also receive the following
         ------------------
benefits:

       (a) Medical insurance benefits pursuant to the Bank's personnel policy as it may change from time to time;

       (b) Participation in the Bank's 401(k) plan consistent with its terms as they may change from time to time;

       (c) Paid vacation pursuant to the Bank's personnel policy as that policy shall change from time to time; and

       (d) Sick leave pursuant to the Bank's personnel policy as that policy shall change from time to time.

     5.  Termination by PNBFG.  Barbieri's employment may be terminated by
         --------------------
PNBFG without any breach of this Agreement under the circumstances described below:

       (a)  Death. Barbieri's employment shall terminate upon his death.
            -----

       (b)  Disability. If, as a result of Barbieri's incapacity due to physical
            ----------
or mental illness, Barbieri shall have been absent from his duties for a period of one hundred twenty (120) consecutive days, and, within thirty (30) days after written notice of PNBFG's intention to exercise its rights under this Section 5(b) is given (which may not be given prior to the expiration of such one hundred twenty (120) day period) shall not have returned to the performance of his duties on a full time basis ("Barbieri's Disability"), PNBFG may terminate
                                  ---------------------
Barbieri's employment by giving written notice to such effect to Barbieri. In the event of the termination of Barbieri's employment pursuant to this Section 5(b), the date of termination shall be the date on which notice of termination is received by Barbieri or his personal representative.

       (c)  For Cause. PNBFG may terminate Barbieri's employment under this
            ---------
Agreement at any time for cause. For purposes of this Agreement, the term "cause" shall be limited to the following: (i) acts by Barbieri involving moral turpitude which reflect materially and adversely on PNBFG, its reputation, or its assets; (ii) gross neglect by Barbieri of his duties; (iii) conviction of a crime involving moral turpitude, including, without limitation, theft or embezzlement; (iv) alcohol or drug abuse; (v) any instance in which the Federal

Reserve Bank, Federal Deposit Insurance Corporation or the Office of the Comptroller of Currency directs or indicates in any fashion that Barbieri should cease serving as President or Chief Executive Officer of PNBFG or the Bank; (vi) failure to follow any policy, order, or directive of the Board of Directors of PNBFG or the Bank; or (vii) a material breach of this Agreement. Termination pursuant to this Section 5(c) shall be by written notice to Barbieri which notice shall specify the cause for termination.

       (d)  Without Cause. PNBFG may, at any time upon the vote of a majority of
            -------------
the directors of PNBFG then in office, terminate Barbieri without cause. For the purposes of this Agreement, the term "without cause" shall mean termination for grounds other than those specified in Subsections (a), (b), or (c) of this
Section 5. In the event that Barbieri is terminated without cause, Barbieri shall be entitled to the payments provided in Section 7(d).

     6.  Termination by Barbieri.
         -----------------------

       (a)  Three Month Notice. Barbieri may terminate his employment hereunder
            ------------------
only upon three (3) months' written notice to PNBFG. If Barbieri terminates his employment hereunder, PNBFG shall pay Barbieri his full Base Salary, and other benefits earned or accrued through the date of termination specified in Barbieri's written notice of termination, at the rate in effect on the date notice of termination is given.

       (b)  Termination for "Good Reason". Notwithstanding Section 6(a), if
            ----------------------------
Barbieri provides written notice of termination for Good Reason (as defined below), he shall be entitled to any and all severance rights as set forth in
Section 7(d). Barbieri is considered to have terminated his employment for "Good Reason" if, and only if, his termination is based upon the occurrence of one of the following: (i) the assignment to Barbieri, by PNBFG or Bank or any successor of either of them, of duties substantially and materially inconsistent with the position and nature of his employment as set forth in Section 1; (ii) a reduction of compensation and benefits, by PNBFG or any successor thereof, that would substantially diminish the aggregate value of Barbieri's compensation; or
(iii) the failure by PNBFG to obtain from any successor to PNBFG or the Bank an agreement to assume and perform this Agreement.

     7.  Compensation Upon Termination or Disability.
         -------------------------------------------

       (a)  Death. If Barbieri's employment is terminated by his death, PNBFG
            -----
shall pay Barbieri's full Base Salary, and any accrued benefits through the date of his death.

       (b)  Disability. During any period that Barbieri fails to perform his
            ----------
duties as a result of incapacity due to physical or mental illness (the "Disability Period") Barbieri shall continue to receive his full Base Salary and
 -----------------
other benefits at the rate in effect for such period until his employment is terminated by PNBFG for Barbieri's Disability pursuant to Section 5(b), provided that payments so made to Barbieri during the Disability Period shall be reduced by the sum of the amounts, if any, which were paid to Barbieri at or prior to the time of such payment under any disability benefit plans of PNBFG or the Bank and which were not previously applied to reduce any such payment.

       (c)  For Cause by PNBFG. If Barbieri's employment shall be terminated for
            ------------------
cause by PNBFG pursuant to Section 5(c), PNBFG shall pay Barbieri his full Base Salary, and other benefits earned or accrued through the date of termination at the rate in effect on the date on which notice of termination is received.

       (d)  Without Cause. If Barbieri's employment is terminated without cause
            -------------
pursuant to Section 5(d), or if PNBFG gives written notice to Barbieri of its intention not to renew for a Successive Term pursuant to Section 2, or if Barbieri terminates his employment with PNBFG for Good Reason pursuant to

Section 6(b), then PNBFG shall pay to Barbieri, on or before the effective date of termination, an amount equal to the sum of $150,000.

     8.  Covenant Not to Compete.  Barbieri agrees that he will not, without
         -----------------------
the consent of Board of Directors of PNBFG, and subject to regulatory restrictions (if any), during his employment with PNBFG, act as an officer, director, consultant to or employee of, any business competing in the business of PNBFG or the Bank.

     In addition, Barbieri will not, except on behalf of PNBFG or the Bank, directly or indirectly, solicit or accept business in competition with PNBFG or the Bank from any persons or entities which have been customers of PNBFG or the Bank during the period from the commencement of the Initial Term to the date of Barbieri's termination.

     If Barbieri terminates his employment with PNBFG other than for Good Reason, or if Barbieri is terminated for cause, Barbieri will not, for a period beginning on the date of termination and ending one (1) year thereafter, directly or indirectly: (1) enter into the employ of, assume an interest in (in any capacity) or render any services to, any person or entity engaged in any business competitive with the business of PNBFG or the Bank within Orange or Los Angeles Counties in California or within a one hundred (100) mile radius of any location where PNBFG or the Bank proposes to engage in business on or prior to the termination of employment; (2) engage in any such business on his own account; (3) contact or solicit any person or entity which is a customer of PNBFG or the Bank or who has been contacted orally or in writing by PNBFG or the Bank as a potential customer on or prior to the termination of employment; or (4) hire, subcontract, employ, engage, contact or solicit for the purpose of hiring any person or entity who is an employee of PNBFG or the Bank or who had been employed by PNBFG or the Bank at any time within six (6) months preceding the date of Barbieri's termination.

     If PNBFG terminates the employment of Barbieri without cause or Barbieri terminates his own employment with PNBFG for Good Reason, then the provisions of the preceding paragraph shall be effective from the date of termination and ending three (3) months after the date of termination.

     Barbieri and PNBFG agree and stipulate that the period of time and geographical area specified in the preceding two paragraphs are fair and reasonable in view of the nature of the business of PNBFG and the Bank, Barbieri's access to PNBFG and the Bank's confidential information and knowledge of PNBFG and the Bank's business. However, in the event that a court should decline to enforce these provisions, Barbieri and PNBFG agree that the provisions shall be deemed to be modified to restrict Barbieri's competition with PNBFG and the Bank to the maximum extent, in both time and geography, which the court shall find enforceable. In no event will the covenant be interpreted as more restrictive to Barbieri.

     Notwithstanding the foregoing, PNBFG and Barbieri agree that this Section 8 will not pertain to, and will not limit in any way, Barbieri's ability to act as an officer and/or director of Alta Residential Mortgage, Inc.

     9.  Miscellaneous.
         -------------

       (a) All notices which are required or permitted to be given pursuant to this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by registered or certified airmail, postage prepaid, addressed as follows:

          If to PNBFG:

          PNB FINANCIAL GROUP
          c/o Bernard Schneider
          Chairman, Board of Directors
          1301 Dove Street, Suite 500
          Newport Beach, California 92660

If to Barbieri:

          ALLEN C. BARBIERI
          7 Winterbranch
          Irvine, California 92714

       Notice shall be deemed to have been given upon receipt thereof as to communications which are personally delivered and five (5) days after deposit of the same in any United States mail post office box in the state to which the notice is addressed, or seven (7) days after deposit of same in any such post office box other than in the state in which the notice is addressed, postage prepaid, addressed as set forth above. Notice shall not be deemed given under the preceding sentence unless and until notice is given to all addressees above other than the sender. The addresses and addressees for the purpose of this Section may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is given, the addresses and addressees as stated by prior written notice, or as provided herein if no written notice of change has been given, shall be deemed to continue in effect for all purposes hereunder.

       (b) If any portion of this Agreement is held unenforceable or invalid, the remaining portions shall nevertheless remain valid and in full force and effect.

       (c) This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes any and all prior agreements or understandings whether oral or written. Any amendment to this Agreement shall be effective only upon the written consent of each of the parties. Any waiver by any party of any of its rights under this Agreement is effective only if set forth in a writing delivered to the other party, and no course of dealing and no delay by any party in exercising any right, power, or remedy shall operate as a waiver thereof or otherwise prejudice such party's rights, powers, or remedies.

       (d) If any legal action or arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, default, or breach in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, expenses, and other costs incurred in that action or proceeding in addition to any other relief to which it or he may be entitled. The right to such attorneys' fees, expenses, and costs shall be deemed to have accrued upon the commencement or such action and shall be enforceable whether or not such action is prosecuted to judgment.

       (e) This Agreement is being delivered and is intended to be performed in the State of California and shall be construed and enforced in accordance with and governed by the laws of the State of California other than and without giving effect to the laws of the State of California relating to choice of law.

       (f) The parties agree that any action, at law or in equity, arising under this Agreement shall be filed and conducted in and only in the Superior Court of the State of California for the County of Orange or the United States District Court for the Central District of California. The parties hereby submit to the in personam jurisdiction and venue of such courts in the State of
       -----------
California for the purposes of litigating any such action.

       (g) Except as expressly provided herein, neither this Agreement nor any of the rights or obligation of Barbieri hereunder shall be assignable or delegable by Barbieri. Neither this Agreement nor any other rights or obligations of PNBFG hereunder shall be assignable by PNBFG; provided, however, that this Agreement shall be assignable to and shall be binding upon and inure to the benefit of any successor of PNBFG or the Bank, including, directly or indirectly, all or substantially all of the assets of PNBFG or the Bank whether by merger, consolidation, sale or otherwise (and such successor shall thereafter be deemed "PNBFG" for the purposes of this Agreement), but shall not otherwise be assignable by PNBFG.

     Entered into this 1st day of March, 1998 at Newport Beach, California.
                       ---        -----


                                     PNB FINANCIAL GROUP


                                     By:/s/ BERNARD SCHNEIDER
                                        ----------------------------
                                        BERNARD SCHNEIDER
                                        Chairman, Board of Directors

                                        /s/ ALLEN C. BARBIERI
                                        ----------------------------
                                        ALLEN C. BARBIERI

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into
                                      ---------
effective as of the 1st day of March, 1998, by and between PACIFIC NATIONAL BANK, a national banking association (the "Bank"), and ALLAN GIBSON, an individual ("Gibson").
             ------

                                R E C I T A L S
                                - - - - - - - -

          A. The Bank desires to employ Gibson and Gibson desires to be employed by the Bank.

          B. Gibson and the Bank desire to enter into an employment agreement to set forth the terms of Gibson's employment by the Bank.

          NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants, conditions, and agreements hereinafter set forth, the parties hereby agree as follows:


                               A G R E E M E N T
                               - - - - - - - - -

         1. Employment.  The Bank hires and employs Gibson, and Gibson agrees to
            ----------
serve the Bank, under and subject to all of the terms, conditions, and provisions of this Agreement, as Executive Vice President and Chief Operating Officer of the Bank and in such other executive capacity or capacities as the Board of Directors of the Bank may from time to time designate. Gibson's duties shall be subject to such policies and directions as may be established or given by the Board of Directors of the Bank from time to time. Gibson further agrees to serve the Bank well and faithfully in the executive capacities to which he is appointed and to devote his full time, attention, and energy to such services during normal business hours.

         2. Term of Employment.  The term of employment of Gibson shall commence
            ------------------
on March 1, 1998 and shall continue for a period of one (1) year thereafter (the "Initial Term") unless sooner terminated as provided herein. The Initial Term
 ------------
shall be extended for an additional term of one year following the Initial Term ("Successive Term") and thereafter for additional Successive Terms of one year
  ---------------
following each Successive Term, unless prior to the end of, in the first instance, the Initial Term, and thereafter, each Successive Term, either party gives written notice to the other party of its intention not to renew. Such notice must be given no later than ninety (90) days prior to the beginning of the subsequent Successive Term.

         3. Compensation.  For all services rendered by Gibson under this
            ------------
Agreement, Gibson shall be paid as compensation an annual salary of $130,000 ("Base Salary") to be paid in equal semi-monthly installments. Except as
-------------
specifically provided in
this Agreement, Gibson shall not be entitled to additional compensation of any kind, except as may be agreed to from time to time after the date hereof by the Board of Directors. It is contemplated that Gibson may be granted certain options by the Bank's parent, PNB Financial Group, Inc. ("PNBFG"), but any such
                                                          -----
grant is outside the scope of this Agreement and the Bank has no power or authority to obligate or bind PNBFG. Such grant, if any is made, will be evidenced by separate agreement between Gibson and PNBFG.


         4. Executive Benefits.  Gibson shall also receive the following
            ------------------
benefits:

              (a) Medical insurance benefits pursuant to the Bank's personnel policy as it may change from time to time;

              (b) Participation in the Bank's 401(k) plan consistent with its terms as they may change from time to time;

              (c) Paid vacation pursuant to the Bank's personnel policy as that policy shall change from time to time; and

              (d) Sick leave pursuant to the Bank's personnel policy as that policy shall change from time to time.

         5. Termination by the Bank.  Gibson's employment hereunder may be
            -----------------------
terminated by the Bank without any breach of this Agreement under the circumstances described below:

              (a)  Death.  Gibson's employment hereunder shall terminate upon
                   -----
his death.

              (b)  Disability.  If, as a result of Gibson's incapacity due to
                   ----------
physical or mental illness, Gibson shall have been absent from his duties for a period of one hundred twenty (120) consecutive days, and, within thirty (30) days after written notice of the Bank's intention to exercise its rights under this Section 5(b) is given (which may not be given prior to the expiration of such one hundred twenty (120) day period) shall not have returned to the performance of his duties on a full time basis ("Gibson's Disability"), the
                                                 -------------------
Bank may terminate Gibson's employment hereunder by giving written notice to such effect to Gibson. In the event of the termination of Gibson's employment pursuant to this Section 5(b), the date of termination shall be the date on which notice of termination is received by Gibson or his personal representative.

              (c)  For Cause.  Bank may terminate Gibson's employment under
                   ---------
this Agreement at any time for cause. For purposes of this Agreement, the term "cause" shall be limited to the following: (i) acts by Gibson involving moral turpitude which reflect materially and adversely on the Bank, its reputation, or its assets; (ii) gross neglect by Gibson of his duties; (iii) conviction of a crime involving moral turpitude, including, without limitation, theft or embezzlement; (iv) alcohol or drug abuse; (v) any instance in which the Federal Reserve Bank, Federal Deposit Insurance Corporation or the Office of the Comptroller of Currency directs or indicates in any fashion that Gibson should cease serving as Executive Vice President or Chief Operating Officer of the Bank; or (vi) a material breach of this Agreement. Termination pursuant to this
Section 5(c) shall be by written notice to Gibson which notice shall specify the cause for termination.

              (d)  Without Cause.  The Bank may, at any time upon the vote of a
                   -------------
majority of the directors of the Bank then in office, terminate Gibson without cause. For the purposes of this Agreement, the term "without cause" shall mean termination for grounds other than those specified in Subsections (a), (b), or
(c) of this Section 5. In the event that Gibson is terminated without cause, Gibson shall be entitled to the payments provided in Section 7(d).

         6. Termination by Gibson.  Gibson may terminate his employment
            ---------------------
hereunder only upon three (3) months' written notice to the Bank. If Gibson terminates his employment hereunder,

Bank shall pay Gibson his full Base Salary, and other benefits earned or accrued through the date of termination specified in Gibson's written notice of termination, at the rate in effect on the date notice of termination is given.

         7. Compensation Upon Termination or Disability.
            -------------------------------------------

              (a)  Death.  If Gibson's employment is terminated by his death
                   -----
during the Initial Term, the Bank shall pay Gibson's full Base Salary for the remainder of the Initial Term and any accrued benefits through the date of his death. If Gibson's employment is terminated by his death after the Initial Term, the Bank shall pay Gibson's full Base Salary, and any accrued benefits through the date of his death.

              (b)  Disability.  During any period that Gibson fails to perform
                   ----------
his duties as a result of incapacity due to physical or mental illness (the "Disability Period") Gibson shall continue to receive his full Base Salary and
 -----------------
other benefits at the rate in effect for such period until his employment is terminated by the Bank for Gibson's Disability pursuant to Section 5(b), provided that payments so made to Gibson during the Disability Period shall be reduced by the sum of the amounts, if any, which were paid to Gibson at or prior to the time of such payment under any disability benefit plans of the Bank and which were not previously applied to reduce any such payment.

              (c)  For Cause by the Bank.  If Gibson's employment shall be
                   ---------------------
terminated for cause by the Bank pursuant to Section 5(c), the Bank shall pay Gibson his full Base Salary, and other benefits earned or accrued through the date of termination at the rate in effect on the date on which notice of termination is received.

              (d)  Without Cause.  If Gibson's employment is terminated
                   -------------
by the Bank without cause pursuant to Section 5(d) or the Bank gives written notice to Gibson of its intention not to renew for a Successive Term pursuant to
Section 2, then the Bank shall pay to Gibson, on or before the effective date of termination, an amount equal to the sum of (i) that portion of Gibson's Base Salary and benefits earned or accrued through the effective date of termination and (ii) an amount equal to the Base Salary. Payment of such severance amounts will be paid by Bank in equal monthly installments for the three (3) months subsequent to the effective date of termination.

              8.  Covenant Not to Compete.  Gibson agrees that he will not,
                  -----------------------
without the consent of Board of Directors of the Bank, and subject to regulatory restrictions (if any), during his employment with the Bank, act as an officer, director, consultant to or employee of, any business competing in the business of the Bank.

          In addition, without limitation and notwithstanding the foregoing, Gibson will not, except on behalf of the Bank, directly or indirectly, solicit or accept business in competition with the Bank from any persons or entities which have been customers of the Bank during the period from the commencement of the Initial Term to the date of Gibson's termination.

          If Gibson terminates his employment with the Bank, Gibson will not, for a period beginning on the date of termination and ending one (1) year thereafter, directly or indirectly: (1) enter into the employ of, assume an interest in (in any capacity) or render any services to, any person or entity engaged in any business competitive with the business of the Bank within Orange or Los Angeles Counties in California, or within a one hundred (100) mile radius of any location where the Bank proposes to engage in business on or prior to the termination of employment; (2) engage in any such business on his or her own account; (3) contact or solicit any person or entity which is a customer of the Bank or has been contacted orally or in writing, by the Bank as a potential customer on or prior to the termination of employment; or (4) hire, subcontract, employ, engage, contact or solicit for the purpose of hiring any person or entity who is an employee of the Bank or who had been employed by the Bank at any time within six (6) months preceding the date of Gibson's termination.

          If the Bank terminates the employment of Gibson with or without cause, the provisions of the preceding paragraph shall be effective from the date of termination and ending three (3) months after the date of termination.

          Gibson and the Bank agree and stipulate that the period of time and geographical area specified in the preceding two paragraphs are fair and reasonable in view of the nature of the business of the Bank, and Gibson's access to the Bank's confidential information and knowledge of the Bank's business. However, in the event that a court should decline to enforce these provisions, Gibson and the Bank agree that the provisions shall be deemed to be modified to restrict Gibson's competition with the Bank to the maximum extent, in both time and geography, which the court shall find enforceable. In no event will the covenant be interpreted as more restrictive to Gibson.

         9. Miscellaneous.
            -------------

              (a) All notices which are required or permitted to be given pursuant to this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by telegraph or by registered or certified airmail, postage prepaid, addressed as follows:

          If to the Bank:

          PACIFIC NATIONAL BANK
          4665 MacArthur Court
          Newport Beach, California 92660
          Attention: President and Chief Executive Officer

          If to Gibson:

          ALAN GIBSON
          4665 MacArthur Court
          Newport Beach, California 92660



              Notice shall be deemed to have been given upon receipt thereof as to communications which are personally delivered and five (5) days after deposit of the same in any United States mail post office box in the state to which the notice is addressed, or seven (7) days after deposit of same in any such post office box other than in the state in which the notice is addressed, postage prepaid, addressed as set forth above. Notice shall not be deemed given under the preceding sentence unless and until notice is given to all addressees above other than the sender. The addresses and addressees for the purpose of this Section may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is given, the addresses and addressees as stated by prior written notice, or as provided herein if no written notice of change has been given, shall be deemed to continue in effect for all purposes hereunder.

              (b) If any portion of this Agreement is held unenforceable or invalid, the remaining portions shall nevertheless remain valid and in full force and effect.

              (c) This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes any and all prior agreements or understandings whether oral or written. Any amendment to this Agreement shall be effective only upon the written consent of each of the parties. Any waiver by any party of any of its rights under this Agreement is effective only if set forth in a writing delivered to the other party, and no course of dealing and no delay by any party in exercising any right, power, or remedy shall operate as a waiver thereof or otherwise prejudice such party's rights, powers, or remedies.

              (d) If any legal action or arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, default, or breach in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, expenses, and other costs incurred in that action or proceeding in addition to any other relief to which it or he may be entitled. The right to such attorneys' fees, expenses, and costs shall be deemed to have accrued upon the commencement or such action and shall be enforceable whether or not such action is prosecuted to judgment.

              (e) This Agreement is being delivered and is intended to be performed in the State of California and shall be construed and enforced in accordance with and governed by the laws of the State of California other than and without giving effect to the laws of the State of California relating to choice of law.

              (f) The parties agree that any action, at law or in equity, arising under this Agreement shall be filed and conducted in and only in the Superior Court of the State of California for the County of Orange or the United States District Court for the Central District of California. The parties hereby submit to the in personam jurisdiction and venue of such courts in the
              -- --------
State of California for the purposes of litigating any such action.

              (g) Except as expressly provided herein, neither the Agreement nor any of the rights or obligation of Gibson hereunder shall be assignable or delegable by Gibson. Neither this Agreement nor any other rights or obligations of the Bank hereunder shall be assignable by the Bank; provided, however, that this Agreement shall be assignable to and shall be binding upon and inure to the benefit of any successor of the Bank, including, directly or indirectly, all or substantially all of the assets of the Bank whether by merger, consolidation, sale or otherwise (and such successor shall thereafter be deemed "the Bank" for the purposes of this Agreement), but shall not otherwise be assignable by the Bank.

          Entered into this 25 day of March, 1998 at Newport
                            --        -----
Beach, California.

                                         PACIFIC NATIONAL BANK


                                         By: /s/ ALLEN BARBIERI
                                            -----------------------------
                                            ALLEN C. BARBIERI
                                            President and Chief Executive
                                            Officer


                                            /s/ ALLAN GIBSON
                                            ----------------------------
                                            ALLAN GIBSON

                             EMPLOYMENT AGREEMENT
                             --------------------

     THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of
                                      ---------
the 1st day of March, 1998, by and between PNB FINANCIAL GROUP, a California corporation ("PNBFG"), and DOUGLAS HELLER, an individual ("Heller").
              -----                                        ------

                                R E C I T A L S
                                - - - - - - - -

     A. PNBFG desires to employ Heller and Heller desires to be employed by PNBFG.

     B. Heller and PNBFG desire to enter into an employment agreement to set forth the terms of Heller's employment by PNBFG.

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants, conditions, and agreements hereinafter set forth, the parties hereto agree as follows:

                               A G R E E M E N T
                               - - - - - - - - -

     1.  Employment.  PNBFG hires and employs Heller, and Heller agrees to
         ----------
serve PNBFG, under and subject to all of the terms, conditions, and provisions of this Agreement, as Chief Financial Officer of PNBFG, as Executive Vice President and Chief Financial Officer of PNBPG's wholly-owned subsidiary PACIFIC NATIONAL BANK, a national banking association (the

"Bank"), and in such other executive capacity or capacities as the Board of
 ----
Directors of PNBFG may from time to time designate. Heller's duties shall be subject to such policies and directions as may be established or given by the Boards of Directors of PNBFG or the Bank from time to time. Heller further agrees to serve PNBFG and the Bank well and faithfully in the executive capacities to which he is appointed and to devote his full time, attention, and energy to such services during normal business hours.

     2.  Term of Employment.  The term of employment of Heller shall commence
         ------------------
on March 1, 1998 and shall continue for a period of one (1) year thereafter (the "Initial Term") unless sooner terminated as provided herein. The Initial Term shall be extended for an additional term of one year following the Initial Term ("Successive Term") and thereafter for additional Successive Terms of one year
  ---------------
following each Successive Term, unless prior to the end of, in the first instance, the Initial Term, and thereafter, each Successive Term, either party gives written notice to the other party of its intention not to renew. Such notice must be given in writing no later than ninety (90) days prior to the beginning of the subsequent Successive Term.

     3.  Compensation.  For all services rendered by Heller under this
         ------------
Agreement, Heller shall be paid as
compensation an annual salary of $130,000 ("Base Salary") to be paid in equal semi-monthly installments. Except as specifically provided in this Agreement, Heller shall not be entitled to additional compensation of any kind, except as may be agreed from time to time after the date hereof by the Board of Directors of PNBFG or the Bank. It is contemplated that, at the sole discretion of PNBFG, Heller may be granted certain options by PNBFG. Such grant, if any is made, will be evidenced by a separate agreement.

     4.  Executive Benefits.  Heller shall also receive the following benefits:
         ------------------

       (a) Medical insurance benefits pursuant to the Bank's personnel policy as it may change from time to time;

       (b) Participation in the Bank's 401(k) plan consistent with its terms as they may change from time to time;

       (c) Paid vacation pursuant to the Bank's personnel policy as that policy shall change from time to time; and

       (d) Sick leave pursuant to the Bank's personnel policy as that policy shall change from time to time.

     5.  Termination by PNBFG.  Heller's employment may be terminated by PNBFG
         --------------------
without any breach of this Agreement under the circumstances described below:

       (a)  Death. Heller's employment hereunder shall terminate upon his death.
            -----
       (b)  Disability. If, as a result of Heller's incapacity due to physical
            ----------
or mental illness, Heller shall have been absent from his duties for a period of one hundred twenty (120) consecutive days, and, within thirty (30) days after written notice of PNBFG's intention to exercise its rights under this Section 5(b) is given (which may not be given prior to the expiration of such one hundred twenty (120) day period) shall not have returned to the performance of his duties on a full time basis ("Heller's Disability"), PNBFG may terminate
                                  -------------------
Heller's employment hereunder by giving written notice to such effect to Heller. In the event of the termination of Heller's employment pursuant to this Section 5(b), the date of termination shall be the date on which notice of termination is received by Heller or his personal representative.

       (c)  For Cause. PNBFG may terminate Heller's employment under this
            ---------
Agreement at any time for cause. For purposes of this Agreement, the term "cause" shall be limited to the following: (i) acts by Heller involving moral turpitude which reflect materially and adversely on PNBFG, its reputation, or its assets;
(ii) gross neglect by Heller of his duties; (iii) conviction of a crime involving moral turpitude, including, without limitation, theft or embezzlement;
(iv) alcohol or drug abuse; (v) any instance in which the Federal Reserve Bank, Federal Deposit Insurance Corporation or the Office of the Comptroller of Currency directs or indicates in any fashion that Heller should cease serving as Chief Financial Officer of PNBFG or the Bank, or Executive Vice President of the Bank; (vi) failure to follow any policy, order, or directive of the Board of Directors of PNBFG or the Bank; or (vii) a material breach of this Agreement. Termination pursuant to this Section 5(c) shall be by written notice to Heller which notice shall specify the cause for termination.

       (d)  Without Cause. PNBFG may, at any time upon the vote of a majority of
            -------------
the directors of PNBFG then in office, terminate Heller without cause. For the purposes of this Agreement, the term "without cause" shall mean termination for grounds other than those specified in Subsections (a), (b), or (c) of this
Section 5. In the event that Heller is terminated without cause, Heller shall be entitled to the payments provided in Section 7(d).

       6.  Termination by Heller.  Heller may terminate his employment hereunder
         ---------------------
only upon three (3) months' written notice to PNBFG. If Heller terminates his employment hereunder, PNBFG shall pay Heller his full Base Salary, and other benefits earned or accrued through the date of termination specified in Heller's written notice of termination, at the rate in effect on the date notice of termination is given.

       7.  Compensation Upon Termination or Disability.
           -------------------------------------------

       (a)  Death. If Heller's employment is terminated by his death, PNBFG
            -----
shall pay Heller's full Base Salary, and any accrued benefits through the date of his death.

       (b)  Disability. During any period that Heller fails to perform his
            ----------
duties as a result of incapacity due to physical or mental illness (the "Disability Period") Heller shall continue to receive his full Base Salary and
 -----------------
other benefits at the rate in effect for such period until his employment is terminated by PNBFG for Heller's Disability pursuant to Section 5(b), provided that payments so made to Heller during the Disability Period shall be reduced by the sum of the amounts, if any, which were paid to Heller at or prior to the time of such payment under any disability benefit plans of PNBFG and which were not previously applied to reduce any such payment.

       (c)  For Cause by PNBFG. If Heller's employment shall be terminated for
            ------------------
cause by PNBFG pursuant to Section 5(c), PNBFG shall pay Heller his full Base Salary, and other benefits earned or accrued through the date of termination at the rate in effect on the date on which notice of termination is received.

       (d)  Without Cause. If Heller's employment is terminated without cause
            -------------
pursuant to Section 5(d) or if PNBFG gives written notice to Heller of its intention not to renew for a Successive Term pursuant to Section 2 then PNBFG shall pay to Heller, on or before the effective date of termination, an amount equal to the sum of (i) that portion of Heller's Base Salary and benefits earned or accrued through the effective date of termination and (ii) an amount equal to the Base Salary. Payment of such severance amounts will be paid by Bank in equal monthly installments for the three (3) months subsequent to the effective date of termination.

     8.  Covenant Not to Compete.  Heller agrees that he will not, without the
         -----------------------
consent of Board of Directors of PNBFG, and subject to regulatory restrictions (if any), during his employment with PNBFG, act as an officer, director, consultant to or employee of, any business competing in the business of PNBFG or the Bank.

     In addition, without limitation and notwithstanding the foregoing, Heller will not, except on behalf of PNBFG or the Bank, directly or indirectly, solicit or accept business in competition with PNBFG or the Bank from any persons or entities which have been customers of PNBFG or the Bank during the period from the commencement of the Initial Term to the date of Heller's termination.

     If Heller terminates his employment with PNBFG or if Heller is terminated for cause, Heller will not, for a period beginning on the date of termination and ending one (1) year thereafter, directly or indirectly: (1) enter into the employ of, assume an interest in (in any capacity) or render any services to, any person or entity engaged in any business competitive with the business of PNBFG or the Bank within Orange or Los Angeles Counties in California or within a one hundred (100) mile radius of any location where PNBFG or the Bank proposes to engage in business on or prior to the termination of employment; (2) engage in any such business on his own account; (3) contact or solicit any person or entity which is a customer of PNBFG or the Bank or who has been contacted orally or in writing by PNBFG or the Bank as a potential customer on or prior to the termination of employment; or (4) hire, subcontract, employ, engage, contact or solicit for the purpose of hiring any person or entity who is an employee of PNBFG or the Bank or who had been employed by PNBFG or the Bank at any time within six (6) months preceding the date of Heller's termination.

     If PNBFG terminates the employment of Heller without cause then the provisions of the preceding paragraph shall be effective from the date of termination and ending three (3) months after the date of termination.

     Heller and PNBFG agree and stipulate that the period of time and geographical area specified in the preceding two paragraphs are fair and reasonable in view of the nature of the business of PNBFG and the Bank, Heller's access to PNBFG and the Bank's confidential information and knowledge of PNBFG and the Bank's business. However, in the event that a court should decline to enforce these provisions, Heller and PNBFG agree that the provisions shall be deemed to be modified to restrict Heller's competition with PNBFG and the Bank to the maximum extent, in both time and geography, which the court shall find enforceable. In no event will the covenant be interpreted as more restrictive to Heller.

     9.  Miscellaneous.
         -------------

       (a) All notices which are required or permitted to be given pursuant to this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by telegraph or by registered or certified airmail, postage prepaid, addressed as follows:

          If to PNBFG:

          PNB FINANCIAL GROUP
          c/o Allen C. Barbieri
          President
          4665 MacArthur Court
          Newport Beach, California 92660

          If to Heller:

          DOUGLAS HELLER
          4665 MacArthur Court
          Newport Beach, California 92660

     Notice shall be deemed to have been given upon receipt thereof as to communications which are personally delivered and five (5) days after deposit of the same in any United States mail post office box in the state to which the notice is addressed, or seven (7) days after deposit of same in any such post office box other than in the state in which the notice is addressed, postage prepaid, addressed as set forth above. Notice shall not be deemed given under the preceding sentence unless and until notice is given to all addressees above other than the sender. The addresses and addressees for the purpose of this Section may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is given, the addresses and addressees as stated by prior written notice, or as provided herein if no written notice of change has been given, shall be deemed to continue in effect for all purposes hereunder.

       (b) If any portion of this Agreement is held unenforceable or invalid, the remaining portions shall nevertheless remain valid and in full force and effect.

       (c) This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes any and all prior agreements or understandings whether oral or written. Any amendment to this Agreement shall be effective only upon the written consent of each of the parties. Any waiver by any party of any of its rights under this Agreement is effective only if set forth in a writing delivered to the other party, and no course of dealing and no delay by any party in exercising any right, power, or remedy shall operate as a waiver thereof or otherwise prejudice such party's rights, powers, or remedies.

       (d) If any legal action or arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, default, or breach in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, expenses, and other costs incurred in that action or proceeding in addition to any other relief to which it or he may be entitled. The right to such attorneys' fees, expenses, and costs shall be deemed to have accrued upon the commencement or such action and shall be enforceable whether or not such action is prosecuted to judgment.

       (e) This Agreement is being delivered and is intended to be performed in the State of California and shall be construed and enforced in accordance with and governed by the laws of the State of California other than and without giving effect to the laws of the State of California relating to choice of law.

       (f) The parties agree that any action, at law or in equity, arising under this Agreement shall be filed and conducted in and only in the Superior Court of the State of California for the County of Orange or the United States District Court for the Central District of California. The parties hereby submit to the in personam jurisdiction and venue of such courts in the State of
       -----------
California for the purposes of litigating any such action.

       (g) Except as expressly provided herein, neither this Agreement nor any of the rights or obligation of Heller hereunder shall be assignable or delegable by Heller. Neither this Agreement nor any other rights or obligations of PNBFG hereunder shall be assignable by PNBFG; provided, however, that this Agreement shall be assignable to and shall be binding upon and inure to the benefit of any successor of PNBFG or the Bank, including, directly or indirectly, all or substantially all of the assets of PNBFG or the Bank whether by merger, consolidation, sale or otherwise (and such successor shall thereafter be deemed "PNBFG" for the purposes of this Agreement), but shall not otherwise be assignable by PNBFG or the Bank.

     Entered into this 11th day of March, 1998 at Newport Beach, California.
                       ----        -----


                                       PNB FINANCIAL GROUP

                                       By:/s/ ALLEN C. BARBIERI
                                          -----------------------------
                                          ALLEN C. BARBIERI
                                          President and Chief Executive
                                          Officer


                                          /s/ DOUGLAS HELLER
                                          -----------------------------
                                          DOUGLAS HELLER